Exhibit 99
					   Joint Filer Information



Name:    Providence Equity Partners IV L.P.

Address: c/o  Providence
Equity Partners, Inc.
	    50 Kennedy Plaza
	    Providence, Rhode
Island 02903

Designated Filer: Providence Equity Partners IV, LLC


Issuer & Ticker Symbol: Consolidated Communications Holdings, Inc. (CNSL)


Date of Event Requiring Statement: July 21, 2005

Shares
beneficially owned - Direct: 7,479,875

Signature: /s/ James N.
Pepin								   7/21/05

		---------------------------------------------------------------------

	    James N. Pepin, by power of attorney for Providence Equity Partners
IV, LLC





Name:    Providence Equity GP IV L.P.


Address: c/o  Providence Equity Partners, Inc.
	    50 Kennedy Plaza

	    Providence, Rhode Island 02903

Shares Indirectly Beneficially
Owned:  7,504,001

Designated Filer: Providence Equity Partners IV, LLC


Issuer & Ticker Symbol: Consolidated Communications Holdings, Inc.
(CNSL)

Date of Event Requiring Statement: July 21, 2005



Signature: /s/ James N. Pepin								  7/21/05

		---------------------------------------------------------------------

	    James N. Pepin, by power of attorney Spectrum Equity Associates IV,
L.P.

Name:    Providence Equity Partners
IV, LLC

Address: c/o  Providence Equity Partners, Inc.
	    50
Kennedy Plaza
	    Providence, Rhode Island 02903

Shares Indirectly
Beneficially Owned:  7,504,001

Designated Filer: Providence Equity
Partners IV, LLC

Issuer & Ticker Symbol: Consolidated Communications
Holdings, Inc. (CNSL)

Date of Event Requiring Statement: July 21, 2005



Signature: /s/ James N. Pepin								   7/21/05

		---------------------------------------------------------------------

	    James N. Pepin, by power of attorney for Spectrum Equity Associates
IV, L.P.



Name:    Mark A. Pelson

Address: c/o  Providence
Equity Partners, Inc.
	    50 Kennedy Plaza
	    Providence, Rhode
Island 02903

Shares Directly Beneficially Owned:  0

Designated
Filer: Providence Equity Partners IV, LLC

Issuer & Ticker Symbol:
Consolidated Communications Holdings, Inc. (CNSL)

Date of Event
Requiring Statement: July 21, 2005


Signature: /s/ James N.
Pepin								   7/21/05

		---------------------------------------------------------------------

	    James N. Pepin, by power of attorney for Mark A. Pelson, Director of

	 Consolidated Communications Holdings, Inc.